UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  July 27, 1998

		      NORWEST ASSET SECURITIES CORPORATION
     Mortgage Pass-Through Certificates, Series 1998-4A and 1998-4B Trust


New York (governing law of          333-21263-25    52-2079989
Pooling and Servicing Agreement)    (Commission     52-2079990
(State or other                     File Number)    IRS EIN
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	7485 New Horizon Way                                 21703
	Frederick, Maryland                                 (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (301) 696-7900



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 27, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-4A And -4B Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4A Trust, relating to the July 27, 1998 distribution.

	     EX-99.2 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4B Trust, relating to the July 27, 1998 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		       NORWEST ASSET SECURITIES CORPORATION
       Mortgage Pass-Through Certificates, Series 1998-4A and 1998-4B Trust

	      By:   Norwest Bank Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 8/4/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4A Trust, relating to the July 27, 1998 distribution.

EX-99.2 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4B Trust, relating to the July 27, 1998 distribution.